Exhibit 99.1

SOLITARIO RESOURCES
Code of Business Conduct and Ethics

PURPOSE

This Code of Business Conduct and Ethics (this Code) contains the policies that relate to the legal and ethical standards of conduct of directors (with respect to their director related activities), officers, employees and agents (collectively, Employees) of Solitario Resources Corporation and its subsidiaries (collectively, the Company). This Code sets forth the Company's expectations regarding the conduct of the Company's employees while acting on the Company's behalf and also provides guidelines regarding administration of the Code.

POLICY

Each Employee is responsible for maintaining the highest standards of ethical conduct as well as personal and professional integrity in keeping with the Company's reputation for honesty, integrity and the highest professional ethics. Each employee has the personal responsibility to adhere to the standards set forth in this Code and apply them in good faith and with reasonable business judgment when dealing with other employees, the public, the business community, shareholders, customers, suppliers and governmental and regulatory authorities. Any employee who does not adhere to these standards is acting outside the scope of employment or agency.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS (INCLUDING INSIDER TRADING LAWS)

The Company requires that all laws applicable to it or the conduct of its business, regardless of where located, be observed. If a law conflicts with a policy in this Code, the law must be followed; however, if a local custom or policy conflicts with this Code, this Code must be followed. Obeying the law both in letter and in spirit is the foundation upon which the Company's ethical standards are built. Although employees of the Company are not expected to know every law that is applicable to the Company, it is important that employees know enough to ask questions and seek advice if they have any doubt regarding the legality of an action taken, or not taken, on behalf of the Company. Purchasing or selling, whether directly or indirectly, securities of the Company while in possession of material non-public information is both unethical and illegal. Employees are also prohibited by law from disclosing material non-public information to others who might use such information to directly or indirectly place trades in the Company's securities. Employees shall not recommend the purchase or sale of the Company's securities. Pursuant to Section 16 of the Rules and Regulations of the Securities Exchange Act of 1934, most purchases or sales of securities of the Company by directors, executive officers, and 10% shareholders must be disclosed within two business days of the transaction. Employees who are subject to these reporting requirements must comply with the Company's Policy on securities trading.

CONFIDENTIALITY

Employees shall maintain the confidentiality of information entrusted to them by the Company, except when disclosure is specifically authorized or legally mandated. Confidential information includes all non-public information that if disclosed might be of use to competitors, or otherwise harmful to the Company including but not limited to, compensation information, financial information, pending projects and proposals, as well as exploration and development strategies. The Company's business affairs should not be discussed with anyone outside the Company, except when required in the normal course of business. Confidential information also includes all non-public information that is learned about the Company's suppliers that is not in the public domain. The obligation to preserve confidential information shall continue throughout the Employee's term of employment and even after employment or agency with the Company ends. Any documents, papers, records, or other tangible items that contain trade secrets or proprietary information are the property of the Company and copying, reproducing or distributing of confidential information in any manner must be authorized by management.

CONFLICTS OF INTEREST

A conflict of interest occurs when an individual's private interest interferes, or appears to interfere, in any way with the interests of the Company as a whole. This situation can arise when an Employee takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest also arise when an employee, or a member of his or her family or household, receives improper personal benefits as a result of his or her position in the Company. It is almost always a conflict of interest for an employee to work simultaneously for a competitor or supplier. No employee is permitted to work for a competitor as a consultant. The best policy is to avoid any direct or indirect business connection with the

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Company's customers, suppliers or competitors, except on the Company's behalf. Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors. The Company respects the right of employees and directors to take part in financial business, and other activities outside of their jobs. These activities, however, must be free of conflict with the responsibilities required to perform as employees and directors. Any employee who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel.

CORPORATE OPPORTUNITIES

Employees and directors owe a duty to the Company to advance its legitimate interests. Employees and directors are prohibited from (i) taking for themselves personally opportunities that are discovered through the use of corporate property, information or position, unless the Company has already been offered the opportunity and declined it; (ii) using corporate property, information, or position for personal gain; and (iii) competing with the Company.

FAIR DEALING

Employees should endeavor to deal fairly with the Company's suppliers, competitors and employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

GIFTS

The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with suppliers or others. No gift or entertainment should ever be offered, given, provided or accepted by any employee or family member of an employee unless it: (i) is a non-cash gift consistent with customary business practices, (ii) is not intended to be a bribe or payoff and (iii) does not violate any laws or regulations. If any employee has a question in this regard, the employee shall consult with supervisors or officers on the appropriateness of any gifts or proposed gifts.

PROTECTION AND PROPER USE OF COMPANY ASSETS

Employees should protect the Company's assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company's profitability. All Company assets should be used for legitimate business purposes. Company assets and equipment should only be used for Company business, although incidental personal use of assets may be permitted with approval of supervisors or officers.

COMPANY RECORDS

     In this respect, the following guidelines must be followed:

     No undisclosed, unrecorded, or "off book" funds or assets should be established for any purpose;

     No false or fictitious invoices should be paid or created;

     No false or artificial entries should be made or misleading reports issued; and

     Assets and liabilities of the Company shall be recognized and reported on the Company's financial statements in accordance with the Company's standard practices and generally accepted accounting principles.

NON-DISCRIMINATION POLICY

Employees shall comply with the Equal Employment Opportunity laws of the United States and other jurisdictions we operate and employees will not engage in unlawful or inappropriate harassment of other employees, suppliers or customers at any time.

FOREIGN CORRUPT PRACTICES ACT AND POLITICAL CONTRIBUTIONS

Under no circumstances shall any activity be authorized or undertaken by an employee that violates the provisions of the Foreign Corrupt Practices Act (the "FCPA"), federal and state election laws, bribery, or other applicable domestic or foreign laws. Generally, the FCPA prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country. In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy, but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. To determine whether a gift or gratuity to be made on behalf of the Company complies with applicable laws or this Code, employees should seek guidance from the Company. To establish restrictions with regard to Company participation in the political system as imposed by law, the following guidelines will be followed:

     No funds, assets, or services of the Company will be used for political contributions, directly or indirectly, unless allowed by applicable foreign and U.S. law and approved in advance by the Board of

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Directors.

     Company contributions to support or oppose public referenda or similar ballot issues are only permitted with advance approval of the Board of Directors.

PUBLIC DISCLOSURE

The Company's policy is to comply fully with all applicable laws and regulations of the U. S. Securities and Exchange Commission (the "SEC"). Officers shall provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company. Employees and directors involved in the Company's disclosure process are responsible for acting in furtherance of such policy, and it is important that employees and directors thoroughly understand and comply with such policy.

In addition, the CEO and CFO will adhere to the separate Code of Ethics for the Chief Executive Officer and Senior Financial Officer, attached hereto.

ENVIRONMENTAL POLICY

The Company is committed to conducting its business in compliance with all applicable environmental laws and regulations in a manner that has the highest regard for the environment and safety and well-being of employees and the general public. Therefore, the Company expects all employees to do their utmost to abide by the letter and spirit of these laws and regulations.

REPORTING ANY ILLEGAL OR UNETHICAL BEHAVIOR

The Company proactively promotes ethical behavior. Employees should report violations of laws, rules, regulations, or this Code to the Chief Executive Officer or Chairman of the Audit Committee. To encourage employees to report such violations, the Company will not allow retaliation for reports of misconduct made in good faith. Employees are expected to cooperate in internal investigations of misconduct.

WAIVERS

Any waiver of any provision of this Code for directors or executive officers may be made only by the Board of Directors (or the disinterested directors in the case of a director). Persons seeking a waiver should be prepared to disclose all pertinent facts and circumstances, respond to inquiries for additional information, explain why the waiver is necessary, appropriate, or in the best interest of the Company, and comply with any procedures that may be required to protect the Company in connection with a waiver. If a waiver of this Code is granted for a director or executive officer, appropriate disclosure will be made promptly in accordance with legal requirements and stock exchange regulations

VIOLATIONS

Each employee is accountable for his or her compliance with this Code. Violations of this Code may result in disciplinary action against the violator, including without limitation one or more of the following: counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, termination of employment or restitution. Each case will be judged on its own merits considering the duties of the person and the significance of the circumstances involved.

Code of Ethics for the Chief Executive Officer and Senior Financial Officer

Solitario Resources Corporation and its affiliates (the "Company") have adopted this Code of Ethics for the Chief Executive Officer and Senior Financial Officer (the "Code of Ethics"), which apply to its Chief Executive Officer (the "CEO") and its Chief Financial Officer (the "CFO"). Because the equity shares of the Company are publicly traded, and to ensure full, fair, timely and understandable disclosure in the Company's periodic reports filed with the United States Securities and Exchange Commission (the "SEC"), the CEO and CFO are held to ethical standards, which are in addition to any code of business ethics the Company has or may adopt for its employees. These standards are described below:

1.     The CEO and CFO are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports that are required to be filed by the Company with the SEC. Accordingly, it is the responsibility of the CEO and CFO to promptly bring to the attention of the Audit Committee of the Company's Board of Directors (the "Audit Committee") any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Audit Committee in fulfilling its responsibilities.

2.     The CEO and the CFO shall promptly bring to the attention of the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; or (b) any fraud, whether or not material, that involves management or other employees who have a

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significant role in the Company's financial reporting, disclosures or internal controls.

3.     The CEO and the CFO shall promptly bring to the attention of the Company's general counsel (the "General Counsel") or the CEO and to the Audit Committee any information he or she may have concerning any violation of this Code of Ethics or any other code of ethics that the Company has or may adopt by any member of management or other employees who have a significant role in the Company's financial reporting, disclosure or internal controls.

4.     The CEO and the CFO shall promptly bring to the attention of the General Counsel or the CEO and to the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws or regulations applicable to the Company and the operation of its business, by the Company or any agent therefore, or of violation of this Code of Ethics or any other code of ethics the Company has or may adopt.

5.     The CEO and the CFO shall promptly bring to the attention of the General Counsel or the CEO and the Audit Committee any material transaction or relationship that arises and of which he or she becomes aware that reasonably could be expected to give rise to an actual or apparent conflict of interest between a director or senior officer of the Company, on the one hand, and the Company on the other.6.     The CEO and CFO shall carefully review a draft of each periodic report for accuracy and completeness before it is filed with the SEC.
7.     The CEO and CFO shall establish appropriate systems to ensure that business transactions are recorded on the Company's books in accordance with Generally Accepted Accounting Principles, established Company policies and appropriate regulatory pronouncements and guidelines.

8.     The CEO and CFO shall establish appropriate policies for the protection and retention of accounting records and information as required by applicable law, regulation or regulatory guidelines.

9.     The CEO and CFO shall establish and administer disclosure and financial accounting controls and procedures that are appropriate to ensure the integrity of the financial reporting process and the availability of timely, relevant information for the operation of the Company on a safe, sound and accurate basis.

10.   The CEO and CFO will consult with the Audit Committee to determine whether the Audit Committee has identified any weaknesses of concerns with respect to the Company's internal controls.

11.   The CEO and CFO will confirm whether the Company's independent auditors are aware of any material misstatements of omissions in the draft periodic reports, or have any concerns about management's discussion and analysis sections of the periodic reports.

12.   The Board of Directors shall determine, or designate appropriate persons, to determine, appropriate actions to be taken in the event of violations of the Code of Ethics. In determining what action is appropriate in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or involves repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation of the proper course of action and whether or not the individual in question had committed other violations in the past. Such actions shall (i) be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Ethics and any other code of ethics the Company has or may adopt and shall (ii) include written notices to the individual involved that the Board of Directors had determined that there has been a violation. The actions may include censure by the Board of Directors, demotion or reassignment of the individual involved, suspension with or without pay or benefits (as determined by the Board of Directors) or termination of the individual's employment

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